UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36812 (Commission File Number)	46-5087339 (IRS Employer Identification No.)

2450 Holcombe Blvd., Suite X, Houston, Texas 77021 (Address of principal executive offices, with zip code)

(832) 834-6992
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01     Other Events.

On May 19, 2021, Salarius Pharmaceuticals, Inc. (the “Company”) issued a press release entitled "Salarius Pharmaceuticals Discloses Key Findings from Three Abstracts to be Presented at American Society of Clinical Oncology (ASCO) 2021 Annual Meeting" A copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1
Press release issued by Salarius Pharmaceuticals, Inc. dated May 19, 2021 entitled "Salarius Pharmaceuticals Discloses Key Findings from Three Abstracts to be Presented at American Society of Clinical Oncology (ASCO) 2021 Annual Meeting"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2021

SALARIUS PHARMACEUTICALS, INC.
By:	/s/ David J. Arthur
David J. Arthur President and Chief Executive Office